UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion, on February 2, 2017, of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 12, 2016, by and between Farmland Partners Inc. (the “Company”), Farmland Partners Operating Partnership, LP (the “Operating Partnership”), Farmland Partners OP GP LLC (the “General Partner”), FPI Heartland LLC (“Parent Merger Sub”), FPI Heartland Operating Partnership, LP (“OP Merger Sub”), American Farmland Company (“AFCO”) and American Farmland Company L.P. (“AFCO OP”).

Pursuant to the Merger Agreement, (i) OP Merger Sub was merged with and into AFCO OP (the “Partnership Merger”) at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), whereupon the separate existence of OP Merger Sub ceased and AFCO OP continued as the surviving entity and a subsidiary of the Company and OP Merger Sub GP, with OP Merger Sub GP serving as its general partner, and (ii) AFCO was merged with and into Parent Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”) at the effective time of the Company Merger (the “Company Merger Effective Time”), whereupon the separate existence of AFCO ceased and Merger Sub continued as the surviving entity and a wholly-owned subsidiary of the Company.

The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Mergers.

Item 1.01.                                        Entry into a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.03 is incorporated herein by reference.

Registration Rights Agreement

On February 2, 2017, in connection with the completion of the Mergers, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with each of the former limited partners of AFCO OP (the “OP Unit Holders”) who, as of the effective time of the Partnership Merger, received OP Units (as defined below) as consideration in the Partnership Merger. Pursuant to the Registration Rights Agreement, the Company has agreed to use commercially reasonable efforts to file, and seek the effectiveness of, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) to register the resale of the shares of FPI Common Stock (as defined below) issuable upon redemption of the OP Units received by the former AFCO limited partners in the Partnership Merger.

The foregoing description of the Registration Rights Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sub- Advisory Agreement

Upon consummation of the Mergers, by virtue of AFCO being merged with and into one of the Company’s wholly-owned subsidiaries and AFCO OP becoming a wholly-owned subsidiary of the Company, the Company acquired the Amended and Restated Sub-Advisory Agreement, dated as of October 23, 2015 (the “Sub-Advisory Agreement”), by and among AFCO, American Farmland Advisors, AFCO OP and Prudential Capital Mortgage Company (“Prudential”). Pursuant to the Sub-Advisory Agreement, Prudential will continue to provide certain agricultural services with respect to the former AFCO properties acquired by the Company in the Mergers.  Under the terms of the Sub-Advisory Agreement, fees include an acquisition fee of 2% of the gross purchase price of farms acquired by or contributed to AFCO OP and a disposition fee of 1% of the gross sales price of farms sold by AFCO OP or its subsidiaries where Capital Agricultural Property Services, an affiliate of Prudential, is not used as the selling broker. Further, fees payable to Prudential include a management fee of 1% per annum payable quarterly in arrears based on the gross asset value of AFCO OP as of each calendar quarter-end.

The foregoing description of the Sub-Advisory Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Sub-Advisory Agreement, which is filed as Exhibit 10.7 to AFCO’S Form S-11 filed with the SEC on June 26, 2015 and is incorporated to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note is incorporated herein by reference.

On February 2, 2017, the Company completed the Mergers and the other transactions contemplated by the Merger Agreement. The Partnership Merger became effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware on February 2, 2017. Promptly following the effectiveness of the Partnership Merger, the Company Merger became effective upon the filing of articles of merger with the State Department of Assessments and Taxation of Maryland and the filing of a certificate of merger with the Secretary of State of the State of Delaware on February 2, 2017.

At the Company Merger Effective Time, each share of common stock of AFCO, par value $0.01 per share (“AFCO Common Stock”), issued and outstanding immediately prior to the Company Merger Effective Time was converted automatically into the right to receive 0.7417 shares of common stock of the Company, par value $0.01 per share (“FPI Common Stock”), with cash paid in lieu of fractional shares.

The Company issued approximately 14,763,617 shares of FPI Common Stock as consideration in the Company Merger, 17,373 shares of FPI Common Stock in respect of fully earned and vested AFCO restricted stock units in connection with the Company Merger, and 218,525 Class A common units of limited partnership interest in the Operating Partnership (“OP Units”) as consideration in the Partnership Merger. Based on the closing price of FPI Common Stock on the New York Stock Exchange of $11.41 on February 1, 2017, the merger consideration represented approximately $8.46 for each share of AFCO Common Stock. After giving effect to the Mergers, there are approximately 32,132,438 shares of FPI Common Stock outstanding and 6,216,027 OP Units outstanding (excluding OP Units owned by the Company).

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2016 and is incorporated by reference to Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in the Introductory Note and Item 2.01 is incorporated herein by reference.

Loan Agreements

Upon closing of the Mergers, by virtue of AFCO OP becoming a subsidiary of the Company, the Company acquired AFCO’s outstanding indebtedness under four loan agreements (the “Existing Rutledge Loan Agreements”) between AFCO OP and Rutledge Investment Company (“Rutledge”), which are further described below:

1.              Loan Agreement, dated as of December 5, 2013, with respect to a $25,000,000 senior secured credit facility bearing interest at a rate of LIBOR plus 1.3%. The loan agreement requires AFCO OP to make quarterly interest payments on April 1, July 1, October 1 and January 1 of each calendar year. Additionally, the loan agreement requires AFCO OP to pay a quarterly non-usage fee equal to 0.25% of the committed loan amount minus the average outstanding principal balance of the loan amount over the prior three-month period.

2.              Loan Agreement, dated as of January 14, 2015, with respect to a $25,000,000 senior secured credit facility bearing interest at a rate of LIBOR plus 1.3%. The loan agreement requires AFCO OP to make quarterly interest payments on April 1, July 1, October 1 and January 1 of each calendar year. Additionally, the loan agreement requires AFCO OP to pay a quarterly non-usage fee equal to 0.25% of the committed loan amount minus the average outstanding principal balance of the loan amount over the prior three-month period.

3.              Loan Agreement, dated as of August 18, 2015, with respect to a $25,000,000 senior secured credit facility bearing interest at a rate of LIBOR plus 1.3%. The loan agreement requires AFCO OP to make quarterly interest payments on April 1, July 1, October 1 and January 1 of each calendar year. Additionally, the loan agreement requires AFCO OP to pay a quarterly non-usage fee equal to 0.25% of the committed loan amount minus the average outstanding principal balance of the loan amount over the prior three-month period.

4.              Loan Agreement, dated as of December 22, 2015, with respect to a $15,000,000 senior secured credit facility bearing interest at a rate of LIBOR plus 1.3%. The loan agreement requires AFCO OP to make quarterly interest payments on April 1, July 1, October 1 and January 1 of each calendar year. Additionally, the loan agreement requires AFCO OP to pay a quarterly non-usage fee equal to 0.25% of the committed loan amount minus the average outstanding principal balance over the loan amount of the prior three-month period.

In connection with the completion of the Mergers, on February 3, 2017, AFCO OP, in its capacity as a wholly owned subsidiary of the Company and the Operating Partnership, and Rutledge entered into the Second Amendment (the “Amendment”) to the Existing Rutledge Loan Agreements. Pursuant to the Amendment, among other things, the maturity dates for each of the Existing Rutledge Loan Agreements were extended to January 1, 2022 and the aggregate loan value under the Existing Rutledge Loan Agreements may not exceed 50% of the appraised value of the collateralized properties. Certain former AFCO properties acquired by the Company in the Mergers serve as collateral under the Existing Rutledge Loan Agreements.

On February 3, 2017, the Company and the Operating Partnership each entered into guaranty agreements (the “Existing Loan Guarantees”) pursuant to which they will unconditionally guarantee the obligations of AFCO OP under the Existing Loan Agreements.

In addition, in connection with the completion of the Mergers, on February 3, 2017, AFCO OP entered into a fifth loan agreement with Rutledge Investment Company (the “Fifth Rutledge Loan Agreement” and together with the Existing Rutledge Loan Agreements, as amended by the Amendment, the “Rutledge Loan Agreements”), with respect to a senior secured credit facility in the aggregate amount of $30,000,000, with a maturity date of January 1, 2022 and an interest rate of LIBOR plus 1.3%. The Fifth Rutledge Loan Agreement requires AFCO OP to make quarterly interest payments. Additionally, the Fifth Rutledge Loan Agreement contains certain customary affirmative and negative covenants, including (i) AFCO OP must pay a quarterly non-usage fee equal to 0.25% of the committed loan amount minus the average outstanding principal balance of the loan amount during the prior three-month period, (ii) AFCO OP must maintain a leverage ratio of 60% or less and (iii) the aggregate amounts outstanding under all of the Rutledge Loans may not exceed 50% of the aggregate appraised value of the properties serving as collateral under the Rutledge Loan Agreements.

On February 3, the Company and the Operating Partnership each entered into separate guarantees (the “Fifth Loan Guarantees” and together with the Existing Loan Guarantees, the “Guarantees”) whereby they are required to unconditionally guarantee AFCO OP’s obligations under the Fifth Rutledge Loan Agreement.

The foregoing descriptions of the Rutledge Loan Agreements and the Guarantees do not purport to be complete and are qualified in their entirety by reference to the full text of the Existing Rutledge Loan Agreement, the Amendment, the Fifth Rutledge Loan Agreement and the related guarantees. The Existing Rutledge Loan Agreements were previously filed as Exhibits 10.27, 10.28 and 10.29 to AFCO’s Annual Report on Form 10-K filed with the SEC on March 30, 2016 and Exhibit 10.30 to American Farmland Company’s Current Report on Form 8-K filed with the SEC on December 29, 2015 and are incorporated by reference as Exhibits 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K.  The first amendment to the Existing Rutledge Loan Agreements was filed with AFCO’s Current Report on Form 8-K filed with the SEC on December 29, 2015 and is incorporated herein by reference as Exhibit 10.7.  The Amendment is filed herewith as Exhibit 10.8 and is incorporated herein by reference. The Fifth Rutledge Loan Agreement is filed herewith as Exhibit 10.11 and is incorporated herein by reference. The Guarantees are filed herewith as Exhibits 10.9, 10.10, 10.12 and 10.13 and are incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note is incorporated herein by reference.

Appointment of Directors

In connection with the consummation of the Mergers and pursuant to the terms of the Merger Agreement, immediately following the Company Merger Effective Time, the size of the Company’s Board of Directors (the “Board”) was increased from six members to eight members and D. Dixon Boardman and Thomas S.T. Gimbel, the former Chairman of AFCO’s board of directors and the former Chief Executive Officer of AFCO, respectively, were elected to the Board, each to serve until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified.

As independent members of the Board, each of Mr. Boardman and Mr. Gimbel will be entitled to certain compensation that all of the Company’s independent directors receive, including an annual retainer of $30,000, certain meeting fees and reimbursement for reasonable out-of-pocket expenses incurred in attending Board meetings. In connection with their appointment, the Company entered into an indemnification agreement with each of Mr. Boardman and Mr. Gimbel, which is in substantially the same form as that entered into with the Company’s executive officers and its other directors.

Pursuant to the terms of the Merger Agreement, Mr. Boardman received 89,866 shares of FPI Common Stock as consideration for the shares of AFCO Common Stock he owned immediately prior to the Company Merger Effective Time and Mr. Gimbel received 20,877 shares of FPI Common Stock as consideration for the shares of AFCO Common Stock he owned immediately prior to the Company Merger Effective Time.

Pursuant to the terms of the Merger Agreement, Mr. Boardman received 157,393 OP Units as consideration for the common units of limited partnership interest in AFCO OP he owned immediately prior to the Partnership Merger Effective Time and Mr. Gimbel received 61,132 OP Units as consideration for the common units of limited partnership interest in AFCO OP he owned immediately prior to the Partnership Merger Effective Time.

The following are biographical summaries for Messrs. Boardman and Gimbel:

D. Dixon Boardman: Mr. Boardman served as the Chairman of the board of directors of AFCO from AFCO’s inception in 2009 until the closing of the Mergers.  Mr. Boardman is the founder and chief executive officer of Optima Fund Management LLC, a multi-disciplined hedge fund management firm that is SEC-registered and has assets under management of $2.9 billion, having launched its flagship fund in 1988.  Prior to forming Optima Fund Management LLC, Mr. Boardman advised high net worth individuals at UBS PaineWebber, a global financial services firm, as a member of the Chairman’s Council and earlier as a Senior Vice President at Kidder, Peabody, a U.S.-based securities firm.  In addition, Mr. Boardman has served as Chairman of the Special Projects Committee of Memorial Sloan Kettering Cancer Center and is currently a member of the President’s Council of Memorial Sloan Kettering Cancer Center.  He is also a member of the Executive Committee of New York Presbyterian-Weill Cornell Council.  Mr. Boardman is also a director of Florida Crystals Corporation and a director of Kadmon Corporation, and is an Advisory Board director of J. C. Bamford Excavators Limited.

Thomas S.T. Gimbel: Mr. Gimbel served as AFCO’s Chief Executive Officer from the completion of AFCO’s initial public offering until the closing of the Mergers. He also served as Vice President and a director of AFCO from AFCO’s inception in 2009 until the closing of the Mergers.  Mr. Gimbel is Executive Managing Director of Optima Fund Management LLC, a multi-disciplined hedge fund management firm that is SEC-registered and has assets under management of $2.9 billion, which he joined in 2004, and where he allocates a fraction of his time.  Prior to joining Optima Fund Management LLC, Mr. Gimbel was Managing Director for Hedge Fund Investments at Credit Suisse Asset Management, LLC, an investment management firm.  Prior to joining Credit Suisse, Mr. Gimbel was head of the Hedge Fund Department at Donaldson, Lufkin & Jenrette, which provided investment banking and security brokerage services prior to being acquired by Credit Suisse.  Earlier in his career, Mr. Gimbel was Vice President and Treasurer of Smith Barney’s real estate acquisition and syndication subsidiary.  He is also a member of the Board and Investment Committee of Lighthouse Guild, the Board of Overseers of Children’s Hospital in Boston and a director of Prime Energy Corporation.  Mr. Gimbel has a B.A. in economics from Bowdoin College and an M.B.A. in finance from Columbia Business School.

Appointment of Robert L. Cowan as President

As previously disclosed, pursuant to the Employment Agreement, dated as of November 15, 2016, by and between the Company and Robert L. Cowan, as of the Company Merger Effective Time, Mr. Cowan was appointed as President of the Company. He previously served as AFCO’s President and Chief Investment Officer. As of the Company Merger Effective Time, Mr. Cowan’s employment agreement with AFCO was terminated and he forfeited any severance, change of control payment or other similar payments that otherwise would have been payable pursuant to that agreement.

The following is a biographical summary for Mr. Cowan:

Mr. Cowan served as AFCO’s President and Chief Investment Officer from December 2014 until the closing of the Mergers.  He served as the Agriculture and Timber Director for the Utah Retirement System, or URS, which administers pensions and defined contribution benefits for state, local government and public education employees in the State of Utah from February 2014 to December 2014.  Before moving to URS, he worked in various roles at Farmland Reserve, Inc., a large private agricultural investment portfolio, starting in 1980 and most recently as Assistant Vice President from 2009 to 2014.  Mr. Cowan obtained his Bachelor’s Degree from Brigham Young University in 1974, and a Master of Science, specializing in Agricultural Economics, from Brigham Young University in 1977.  Mr. Cowan has 30 years of experience in farmland property analysis, investment, acquisition and management.

Item 7.01.                                        Regulation FD Disclosure.

On February 2, 2017, the Company issued a press release announcing the completion of the Mergers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited consolidated financial statements of AFCO as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015 have previously been filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016 and are incorporated herein by reference.

The audited consolidated financial statements of AFCO as of December 31, 2015 and 2014 and for each of the years in the three-year period ended December 31, 2015 have previously been filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the nine months ended September 30, 2016, giving effect to the Mergers, have previously been filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2016 and are incorporated herein by reference.

(d) Exhibits.

2.1

Agreement and Plan of Merger, dated September 12, 2016, by and between Farmland Partners Inc., Farmland Partners Operating Partnership, LP, Farmland Partners OP GP LLC, FPI Heartland LLC, FPI Heartland Operating Partnership, LP, FPI Heartland GP LLC, American Farmland Company and American Farmland Company L.P. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 12, 2016)*

10.1**	Registration Rights Agreement, dated as of February 2, 2017, by and between Farmland Partners Inc. and each of the holders named therein.

10.2

Amended and Restated Sub-Advisory Agreement, by and among American Farmland Company, American Farmland Company L.P., American Farmland Advisor LLC and Prudential Mortgage Capital Company, LLC (incorporated by reference to Exhibit 10.7 to American Farmland Company’s Registration Statement on Form S-11 (File No. 333-205260) filed on June 26, 2015).

10.3

Loan Agreement, dated as of December 5, 2013, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.28 to American Farmland Company’s Annual Report on Form 10-K filed on March 30, 2016)

10.4

Loan Agreement, dated as of January 14, 2015, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.29 to American Farmland Company’s Annual Report on Form 10-K filed on March 30, 2016)

10.5

Loan Agreement, dated as of August 18, 2015, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.30 to American Farmland Company’s Annual Report on Form 10-K filed on March 30, 2016)

10.6

Loan Agreement, dated as of December 22, 2015, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.1 to American Farmland Company’s Current Report on Form 8-K filed on December 29, 2015)

10.7

Amendment to Loan Agreements, dated as of December 22, 2015, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.2 to American Farmland Company’s Current Report on Form 8-K filed on December 29, 2015).

10.8**	Second Amendment to Loan Agreements, dated as of February 3, 2017, by and between American Farmland Company L.P. and Rutledge Investment Company.

10.9**	Guaranty, dated as of February 3, 2017, by and between Farmland Partners Inc. and Rutledge Investment Company.

10.10**	Guaranty, dated as of February 3, 2017, by and between Farmland Partners Operating Partnership, LP and Rutledge Investment Company.

10.11**	Loan Agreement, dated as of February 3, 2017, by and between American Farmland Company L.P. and Rutledge Investment Company.

10.12**	Guaranty, dated as of February 3, 2017, by and between Farmland Partners Inc. and Rutledge Investment Company.

10.13**	Guaranty, dated as of February 3, 2017, by and between Farmland Partners Operating Partnership, LP and Rutledge Investment Company.

99.1**	Press Release of Farmland Partners Inc., dated February 2, 2017.

99.2

Unaudited Condensed Consolidated Financial Statements of American Farmland Company as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 18, 2016)

99.3	Audited Consolidated Financial Statements of American Farmland Company as of December 31, 2015 and 2014 and for each year in the three-year period ended December 31, 2015 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on November 18, 2016)

99.4

Unaudited Pro Forma Condensed Combined Financial Statements of Farmland Partners Inc. as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015. (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on November 18, 2016)

* The Company has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

** filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

February 3, 2017	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

EXHIBIT INDEX

2.1

Agreement and Plan of Merger, dated September 12, 2016, by and between Farmland Partners Inc., Farmland Partners Operating Partnership, LP, Farmland Partners OP GP LLC, FPI Heartland LLC, FPI Heartland Operating Partnership, LP, FPI Heartland GP LLC, American Farmland Company and American Farmland Company L.P. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 12, 2016)*

10.1**	Registration Rights Agreement, dated as of February 2, 2017, by and between Farmland Partners Inc. and each of the holders named therein.

10.2

Amended and Restated Sub-Advisory Agreement, by and among American Farmland Company, American Farmland Company L.P., American Farmland Advisor LLC and Prudential Mortgage Capital Company, LLC (incorporated by reference to Exhibit 10.7 to American Farmland Company’s Registration Statement on Form S-11 (File No. 333-205260) filed on June 26, 2015).

10.3

Loan Agreement, dated as of December 5, 2013, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.28 to American Farmland Company’s Annual Report on Form 10-K filed on March 30, 2016)

10.4

Loan Agreement, dated as of January 14, 2015, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.29 to American Farmland Company’s Annual Report on Form 10-K filed on March 30, 2016)

10.5

Loan Agreement, dated as of August 18, 2015, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.30 to American Farmland Company’s Annual Report on Form 10-K filed on March 30, 2016)

10.6

Loan Agreement, dated as of December 22, 2015, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.1 to American Farmland Company’s Current Report on Form 8-K filed on December 29, 2015)

10.7

Amendment to Loan Agreements, dated as of December 22, 2015, by and between American Farmland Company L.P. and Rutledge Investment Company. (incorporated by reference to Exhibit 10.2 to American Farmland Company’s Current Report on Form 8-K filed on December 29, 2015).

10.8**	Second Amendment to Loan Agreements, dated as of February 3, 2017, by and between American Farmland Company L.P. and Rutledge Investment Company.

10.9**	Guaranty, dated as of February 3, 2017, by and between Farmland Partners Inc. and Rutledge Investment Company.

10.10**	Guaranty, dated as of February 3, 2017, by and between Farmland Partners Operating Partnership, LP and Rutledge Investment Company.

10.11**	Loan Agreement, dated as of February 3, 2017, by and between American Farmland Company L.P. and Rutledge Investment Company.

10.12**	Guaranty, dated as of February 3, 2017, by and between Farmland Partners Inc. and Rutledge Investment Company.

10.13**	Guaranty, dated as of February 3, 2017, by and between Farmland Partners Operating Partnership, LP and Rutledge Investment Company.

99.1**	Press Release of Farmland Partners Inc., dated February 2, 2017.

99.2

Unaudited Condensed Consolidated Financial Statements of American Farmland Company as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 18, 2016)

99.3	Audited Consolidated Financial Statements of American Farmland Company as of December 31, 2015 and 2014 and for each year in the three-year period ended December 31, 2015 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on November 18, 2016)

99.4

Unaudited Pro Forma Condensed Combined Financial Statements of Farmland Partners Inc. as of and for the nine months ended September 30, 2016 and for the year ended December 31, 2015. (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on November 18, 2016)

* The Company has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

** filed herewith